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Exhibit 10.13

                                    AMENDMENT

From:  China International Marine Containers (Group) Company Limited (the
       "Lender")
To:    Cronos Containers Limited (the "Borrower")


Dear Sirs

Ref:   Our $million Revolving Credit Facility with yourselves dated August 1997

1.     We hereby confirm that the "Final Repayment Date" as defined in Section
       1.1 of the Facility Letter is hereby amended to be 30th November 1999.

2. Cronos will make the following repayments of the facility, in accordance with Section 6 of the Revolving Credit Facility-

       i. on or before 5th April, 1999, a repayment of not less than $1,000,000, and

       ii. on or before 5th May, 1999, a repayment of not less than $1,000,000, and

       iii. on or before 5th July, 1999, a repayment of not less than $3,000,000, and

       iv. on or before 5th October, 1999, a repayment of not less than $3,000,000, and

       v. the remaining balance on the facility by no later than 30th November 1999

All other terms and conditions under the facility Letter remain unchanged.


For and on behalf of China International Marine Containers (Group) Company
Limited


/s/ Mai Bo Liang                          March 24,1999
-----------------------------------       --------------------------------------
Accepted                                  Date

Name:  MAI BO LIANG
Title: PRESIDENT


For and on behalf of Cronos Containers Limited




/s/ P J Younger                           March 23, 1999
-----------------------------------       --------------------------------------
Accepted                                  Date

Name:  Peter J Younger
Title: Director



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